UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2021

Blackstone Real Estate Income Trust, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55931	81-0696966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

345 Park Avenue

New York, New York 10154

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 583-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of New Directors

The Board of Directors (the “Board”) of Blackstone Real Estate Income Trust, Inc. (the “Company”) approved an increase in the number of directors by two to a total of nine directors and appointed Ms. Susan Carras and Mr. Brian Kim to fill the newly created vacancies of the Board, effective as of January 15, 2021. The Board determined that Ms. Carras qualifies as an independent director in accordance with the criteria in the Company’s charter and bylaws, the applicable rules of the Securities and Exchange Commission and the listing standards of the New York Stock Exchange, including with respect to committee service, and appointed her to serve on each of the Audit Committee, Affiliate Transaction Committee and Nominating and Corporate Governance Committee of the Board. The selection of Ms. Carras to serve as a director was not pursuant to any arrangement or understanding with any other person. Mr. Kim is a senior managing director in the Real Estate Group of The Blackstone Group Inc. (“Blackstone”) and was requested by Blackstone to serve on the Board. There are no transactions between the Company and each of Ms. Carras and Mr. Kim, respectively, that would be required to be reported under Item 404(a) of Regulation S-K.

For her service as a director, Ms. Carras will be entitled to receive the compensation for non-employee directors, described under the heading “Compensation of Directors and Executive Officers—Non-Employee Director Compensation” in the Company’s definitive proxy statement on Schedule 14A relating to the Company’s 2020 annual meeting of stockholders filed with the Securities and Exchange Commission on April 6, 2020, pro-rated for any partial year of service.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE REAL ESTATE INCOME TRUST, INC.
Date: January 15, 2021
	By:	/s/ Leon Volchyok

	Name:	Leon Volchyok
	Title:	Chief Legal Officer and Secretary